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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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PRIMEENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

PrimeEnergy Corporation

TO BE HELD

June 7, 2007

Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation will be held on Thursday, June 7, 2007, at 8:00 a.m., CDT, at the Hilton Midland Plaza, 117 West Wall Street, Midland, Texas, 79701 for the following purposes:

1. To elect a Board of Directors of seven (7) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected; and

2. To transact such other procedural business as may properly be brought before the Meeting or at any adjournment or adjournments thereof.

The Meeting may be adjourned from time to time without other notice than by announcement at the Meeting, or at any adjournment thereof, and any and all business for which the Meeting is hereby noticed may be transacted at any such adjournment.

The Board of Directors has fixed April 12, 2007, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Meeting and prefer to vote in person.

BY ORDER OF THE BOARD OF
DIRECTORS

James F. Gilbert
Secretary

April 27, 2007

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE AND DIRECTOR COMPENSATION
Director Compensation
COMPENSATION COMMITTEE REPORT
STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS
AUDIT COMMITTEE REPORT
CODE OF BUSINESS CONDUCT AND ETHICS
SECTION 16(a) BENEFICIAL OWNER COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS — FEES AND SERVICES
STOCKHOLDERS’ PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS

PrimeEnergy Corporation

One Landmark Square
Stamford, Connecticut 06901

PROXY STATEMENT

Solicitation by the Board of Directors of Proxies from
Stockholders for Annual Meeting of Stockholders
June 7, 2007

The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the “Company”) solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Thursday, June 7, 2007, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice in person or in writing to the Company. The approximate day on which the proxy statement and form of proxy will be sent to security holders is April 27, 2007.

Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing.

Only stockholders of record at the close of business on April 12, 2007, are entitled to vote at the 2007 Annual Meeting. At that date, the Company had outstanding and entitled to vote 3,194,731 shares of Common Stock, each share entitling the record holder thereof to one vote.

All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

FOR the election as Directors of the Company of the seven (7) nominees named below, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected. In the event any of the nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The Company’s transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent’s tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted.

The management knows of no matter to be submitted to the 2007 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if procedural matters do properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any “group” as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 12, 2007. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 12, 2007, includes the number of shares to be issued upon exercise of such options.

	Amount and
Name and	Nature of
Address of	Beneficial		Percent
Beneficial Owner	Ownership		of Class

Charles E. Drimal, Jr.	1,299,106	(1)	33.38
One Landmark Square Stamford, Connecticut 06901

McJunkin Corporation	623,521	(2)	19.52
835 Hillcrest Drive Charleston, West Virginia 25311

Amrace, Inc.	473,732		14.83
1251 Avenue of the Americas 51st Floor New York, New York 10020

Matthias Eckenstein	224,000	(3)	7.00
Solothurner Str 94 4008 Basel, Switzerland

Clint Hurt	201,250	(4)	6.30
107 North “N” Midland, Texas 79701

Jan K. Smeets	197,500	(5)	6.20
9 Locust Avenue Larchmont, New York 10538

(1)	Includes 506,606 shares held of record and beneficially, 697,500 shares subject to options, all presently exercisable, and 95,000 shares for which Mr. Drimal has sole voting rights pursuant to a voting agreement dated June 20, 2006, between Mr. Drimal and his mother, who is the record holder of such shares. Mr. Drimal has no dispositive power with respect to such 95,000 shares and no pecuniary interest in such shares.

(2)	Shares held of record by McJunkin Corporation, a private corporation. Investment funds affiliated with The Goldman Sachs Group, Inc. are the beneficial owners of a majority of the shares of McJunkin Corporation and such persons may be deemed to control McJunkin Corporation and to beneficially own the shares of the Company held by McJunkin Corporation.

(3)	Mr. Eckenstein has sole voting power with respect to these shares, pursuant to voting agreements dated September 25, 2006, with two of his adult children, who are the record owners of such shares. Mr. Eckenstein has no dispositive power with respect to such shares and no pecuniary interest in such shares.

(4)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

(5)	Includes 190,000 shares held of record and beneficially and sole voting rights with respect to an aggregate of 7,500 shares pursuant to voting agreements dated June 29, 2006, as to 2,500 each, between Mr. Smeets and his three sons. Mr. Smeets has no dispositive power with respect to such 7,500 shares and no pecuniary interest in such shares.

The following table sets forth information at April 12, 2007, with respect to the shares of the Company’s Common Stock beneficially owned by the Company’s Directors and nominees and by all Directors and officers of the Company as a group:

	Amount
	Beneficially
Name	Owned(1)		Percent of Class (1)
Beverly A. Cummings	85,000	(2)	2.60
Charles E. Drimal, Jr.	1,299,106	(3)	33.38
Matthias Eckenstein	224,000	(4)	7.00
H. Gifford Fong	136,941	(5)	4.30
Thomas S. T. Gimbel	50,000		1.60
Clint Hurt	201,250	(6)	6.30
Jan K. Smeets	197,500	(7)	6.20
All Directors and officers as a group	2,193,797	(2)(3)(4)(5)(6)(7)	55.37

(1)	Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

(2)	Includes 15,000 shares held directly and 70,000 shares subject to options all presently exercisable.

(3)	Includes 506,606 shares held of record and beneficially, 697,500 shares subject to options, all presently exercisable, and 95,000 shares for which Mr. Drimal has sole voting rights pursuant to a voting agreement dated June 20, 2006, between Mr. Drimal and his mother, who is the record holder of such shares. Mr. Drimal has no dispositive power with respect to such 95,000 shares and no pecuniary interest in such shares.

(4)	Mr. Eckenstein has sole voting power with respect to these shares, pursuant to voting agreements dated September 25, 2006, with two of his adult children, who are the record owners of such shares. Mr. Eckenstein has no dispositive power with respect to such shares and no pecuniary interest in such shares.

(5)	Includes 54,141 shares held of record and beneficially and an aggregate of 82,800 shares for which Mr. Fong has sole voting rights pursuant to voting agreements dated June 28, 2006, between Mr. Fong and his two sons who are the record owners of such shares. Mr. Fong has no dispositive powers with respect to such 82,800 shares and no pecuniary interest in such shares.

(6)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

(7)	Includes 190,000 shares held of record and beneficially and sole voting rights with respect to an aggregate of 7,500 shares pursuant to voting agreements dated June 29, 2006, as to 2,500 each, between Mr. Smeets and his three sons who are the record owners of such shares. Mr. Smeets has no dispositive power with respect to such 7,500 shares and no pecuniary interest in such shares.

DIRECTORS AND EXECUTIVE OFFICERS

There will be submitted by the management to the 2007 Annual Meeting for election as Directors, the seven (7) nominees whose names, together with certain information concerning them, are set out below. In the event any of the nominees shall become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the person acting under it; however, no circumstances are at present known which would render any nominee unavailable.

			Offices Held
			With The	Director
Nominee	Age	Principal Occupation	Company	Since
Beverly A. Cummings	54	Executive Vice President and Treasurer of the Company	Director; Executive Vice President and Treasurer	February 1988
Charles E. Drimal, Jr.	59	President of the Company	Director; President	October 1987
Matthias Eckenstein	77	Architect and Developer, Basel, Switzerland	Director	August 1989
H. Gifford Fong	62	Investment Technology Consultant, Lafayette, California	Director	May 1994
Thomas S. T. Gimbel	52	Managing Director, Business and Product Development, Optima Fund Management LLC, New York, New York	Director	March 1989
Clint Hurt	71	President, Clint Hurt & Associates, Inc., a private oil and gas exploration company, Midland, Texas	Director	February 1988
Jan K. Smeets	59	Private Investor, Larchmont, New York	Director	February 1988

All of the above named nominees are currently Directors of the Company, and each has served continuously as a Director since the date indicated. There is no family relationship between any nominee for Director or executive officer of the Company.

The Board of Directors met two times in 2006. All of the incumbent Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all committees of the Board on which that Director served. Directors are reimbursed for travel and related expenses in connection with attendance at Board and committee meetings. All Directors receive $500 for each Board meeting attended. Directors do not receive any fee for attending Committee meetings. Directors are encouraged to attend the Company’s annual meeting of stockholders. All Directors attended the Company’s 2006 annual meeting of stockholders.

The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but no other standing committees. All Committee members attended all meetings of their respective Committees.

The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, Smeets and Ms. Cummings, is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met two times during 2006, and informally, by telephone or office conference on a regular basis, usually weekly, during the year.

The Audit Committee, composed of Messrs. Eckenstein, Hurt and Smeets, met once in 2006. The Board of Directors believes that the Audit Committee members satisfy applicable requirements for independence, financial literacy and expertise. The Committee selects and engages independent auditors to audit the books, records and accounts of the Company, determines the scope of such audits, and reviews the financial policies and control procedures of the Company. The report of the Audit Committee is included in this Proxy Statement on page 10. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which was attached as Annex A to the Company’s proxy statement delivered with respect to the Company’s annual meeting of stockholders in June, 2004.

The Compensation Committee, composed of Messrs. Hurt, Gimbel and Smeets, met once in 2006. The Committee evaluates the Company’s compensation policies and establishes salaries, bonuses and other compensation for the Company’s executive officers. The Board of Directors believes that the Compensation Committee members satisfy applicable regulatory requirements for independence. The report of the Compensation Committee is included in this Proxy Statement on page eight. The Board of Directors and the Compensation Committee have adopted a written charter, a copy of which was attached as Annex B to the Company’s proxy statement delivered with respect to the Company’s annual meeting of stockholders in June, 2004.

The Company does not have a standing nominating committee. The Board of Directors of the Company acts as the nominating committee, Mr. Drimal and Ms. Cummings abstaining, in the review and selection of Directors for election at the annual meeting of the Company’s stockholders. The remaining Directors of the Company, Messrs. Eckenstein, Fong, Gimbel, Hurt and Smeets function as a nominating committee, and are believed to satisfy applicable regulatory requirements for independence. The Board of Directors believes that this procedure is adequate in the process of selecting persons for elections as directors of the Company. The Board of Directors of the Company has previously adopted a charter for a nominating committee, which was attached as Annex C to the Company’s proxy statement delivered with respect to the Company’s annual meeting of stockholders held in June, 2004, and the members of the Company’s Board of Directors functioning in the nomination of directors relies upon, and is governed by such charter. The seven Directors of the Company currently serving as Directors were designated as nominees for re-election at the 2007 Annual Meeting of Stockholders. No other nominees were considered and no nominations were proposed by any stockholder or group. The Board of Directors will consider meritorious director candidates submitted to it by stockholders of the Company. Candidates for election must be willing to devote the time necessary to serve as a director and must possess the level of education, experience, and expertise, both with respect to financial matters and the oil and gas industry in general, required to perform the duties of a member of the board of directors of a public company, and in particular of the Company. Submission must be accompanied by biographical material of the proposed candidate and such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission. Submissions should be forwarded to the Secretary of the Company at One Landmark Square, Stamford, Connecticut 06901, in compliance with the procedures described under “Stockholders’ Proposals” set out below.

The executive officers of the Company, together with certain information concerning them, are set out below.

		Offices Held
Officer	Age	With the Company

Charles E. Drimal, Jr.	59	President
Beverly A. Cummings	54	Executive Vice President and Treasurer
James F. Gilbert	74	Secretary

Each of the above officers were elected by the Board of Directors to their respective offices in May, 2006, at the annual meeting of the Board and each will hold their respective offices until their successors are elected by the Board.

The principal occupation and employment for the past five years of each of the Directors and nominees for Director and of each of the executive officers of the Company is as follows:

Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She was elected Vice President, Finance and Treasurer of the Company in October, 1987, and Executive Vice President and Treasurer in May, 1991. Ms. Cummings holds similar positions with the Company’s subsidiaries. She has served as a Director of the Company since February, 1988.

Mr. Charles E. Drimal, Jr. has served as a Director and President and Chief Executive Officer of the Company since October, 1987. He also holds similar positions with the Company’s subsidiaries. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar.

Mr. Eckenstein is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, and at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. He was elected a Director of the Company in August, 1989.

Mr. Fong is president of Gifford Fong Associates, investment technology consultants, Lafayette, California. He holds a Bachelor of Science, a Master of Business Administration and law degrees from the University of California. He is the editor of The Journal of Investment Management and is the author and contributor of numerous trade journal publications. Mr. Fong was elected a Director of the Company in May, 1994.

Mr. Gimbel is the Executive Managing Director of Optima Fund Management LLC, New York, prior to which he was Managing Director, Business and Product Development of that Firm since July, 2004. Prior to that date, and from February, 1999, he was the Managing Director of Hedge Fund Investments at Credit Suisse Asset Management, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. He was elected a Director of the Company in March, 1989.

Mr. Hurt is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He is past president of the Independent Oil & Gas Association of West Virginia and is a former director of Chase Bank of Texas, Midland, Texas. He was elected a Director of the Company in February, 1988.

Mr. Smeets, a citizen of the Netherlands and a resident of the United States, is a private investor in Larchmont, New York. He was elected as a Director of the Company in February, 1988. He is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School.

Mr. Gilbert has been Secretary of the Company from March, 1973, and serves as secretary of the Company’s subsidiaries. He is an attorney in Dallas, Texas.

COMPENSATION DISCUSSION AND ANALYSIS

Executive compensation of the Company is administered by the Compensation Committee of the Board of Directors. The report of the Compensation Committee follows this discussion. The Board of Directors and the Committee has adopted a Compensation Committee Charter which requires the Committee to annually review and approve executive compensation consistent with the growth of the Company and in the best long-term interest of the Company’s stockholders.

The Company’s executive compensation consists of base salaries and annual cash bonuses. The Company does not have in place any non-cash compensation awards, such as stock option awards, nor does the Company have any pension or retirement benefits, other than the Company’s 401(k) contributions, termination benefits or payments in the event of change in control of the Company or any deferred compensation plans. The Company does not have any executive employment agreements. The Company maintains medical and hospital insurance coverage for its eligible employees, including its executives who may participate in such coverage on the same basis as the rest of the Company’s employees. Executive officers are eligible to receive reimbursement for, or have paid directly, health club and/.or professional and business organization dues, automobile allowances and similar perquisites and certain disability and life insurance premiums.

Base salaries for the Company’s executives are generally established based on the scope of their responsibilities, competitive market compensation paid by other companies for similar positions, and an evaluation of the executive’s performance. The Committee also reviews the executive’s historical pay levels, past performance and expected future contributions. The Committee does not use any particular formula to arrive at executive pay level.

The Company does not have any Company stock ownership requirements for its Directors or executive officers. However, the seven incumbent Directors, which includes the Company’s principal executive officers, are each the beneficial owners of a significant number of the Company’s outstanding shares and the management of the Company believes that the views of the Company’s Directors and executive officers with regard to executive compensation are consistent with the best interests of the Company and its stockholders. The Executive Officers of the Company met with the Compensation Committee to discuss the operations and financial condition of the Company. Such Officers do not participate in the decisions of the Committee. The Committee has not adopted any formal guidelines for determining cash bonuses, but mainly consider the Officer’s performance and the significant increase in the Company’s oil and gas reserves, production, revenues and assets during 2006.

Section 162(m) of the Internal Revenue Code generally limits deductions by publicly held corporations for federal income tax purposes to $1 million of compensation paid to each of the executive officers shown on the Summary Compensation Table included herein for any fiscal year unless such excess compensation is “performance based” as defined in that Section 162(m). The Company does not meet such definitions, including approval of such “performance based” compensation by stockholders, and such excess compensation may not be deductible by the Company for federal income tax purposes. The Compensation Committee has considered and will continue to consider the deductibility of the Company’s executive compensation. However, the Compensation Committee intends to establish executive compensation that it believes to be in the best interests of the Company and its stockholders, even if such compensation may not be fully deductible.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table discloses compensation for the fiscal year ended December 31, 2006, received by the Company’s Principal Executive Officer and Principal Financial Officer(1).

				All
				Other
Name and Principal	Annual Compensation			Compensation	Total
Position(2)	Year	Salary($)	Bonus($)	($)	($)
Charles E. Drimal, Jr.	2006	270,816	2,200,000	9,800(3)	2,516,536
President and Director; the Principal Executive Officer
Beverly A. Cummings	2006	270,816	880,000	9,800(4)	1,175,251
Executive Vice
President, Treasurer
and Director;
the Principal Financial Officer

(1)	Columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” are omitted as the Company has no such compensation awards or plans.

(2)	Each of the named officers hold similar positions with the Company’s subsidiaries and also serve as directors of each of the subsidiaries.

(3)	Includes $1,000 Director’s fees; $8,800 as the Company’s contribution to its 401(k) plan; club dues, $10,400; automobile allowance, $7,060; long term disability insurance premium, $6,460; and life insurance premiums, $12,000.

(4)	Includes $1,000 Director’s fees; $8,800 as the Company’s contribution to its 401(k) plan; club dues, $5,000; automobile allowance, $3,175; and long term disability insurance premium, $6,460.

Director Compensation

The following table discloses compensation to the Company’s Directors for the fiscal year ended December 31, 2006. Columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation”, “Change in Pension Value and Non-Qualified Deferred Compensation Earnings”, and “All Other Compensation” have been omitted as the Company has no such Director awards or compensation.

	Fees Earned or	Total
Name	Paid in Cash ($)	($)
All Directors as a group of eight in 2006	1,000	8,000

COMPENSATION COMMITTEE REPORT

The Compensation Committee reports as follows:

The Compensation Committee of the Board of Directors consists of Messrs. Gimbel, Hurt and Smeets, none of whom is an employee of the Company. The Company believes that each member of the Compensation Committee meets applicable regulatory independence requirements. The Compensation Committee makes all decisions concerning compensation of executive officers who receive salary and bonus in excess of $100,000 annually and determines the total amount of bonuses to be paid annually. The Compensation Committee’s policy is to offer executive officers competitive compensation packages that will permit the Company to attract and retain highly qualified individuals and to motivate and reward such individuals on the basis of the Company’s performance.

The Compensation Committee has reviewed the Compensation Discussion and Analysis (the “CD&A”) section included in this Proxy Statement and has discussed the CD&A with the executive officers of the Company. Based on this review and discussion, the Compensation Committee recommended that the CD&A be included in this Proxy Statement and be incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission.

The compensation of the Principal Executive Officer and Principal Financial Officer is largely dependent upon the overall performance of the Company. For the year ended December 31, 2007, the base salary of the Principal Executive Officer of the Company, Charles E. Drimal, Jr., has increased 3.3 percent to $279,753 from $270,816, and the base salary of the Principal Financial Officer, Beverly A. Cummings, has increased 3.3 percent to $279,753 from $270,816. For the year ended December 31, 2006, a cash bonus award of $2,200,000 was paid to Mr. Drimal and a cash bonus award of $880,000 was paid to Ms. Cummings.

Compensation Committee

Clint Hurt, Chairman
Thomas S. T. Gimbel
Jan K. Smeets

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2006, Messrs. Clint Hurt, Thomas S.T. Gimbel and Jan K. Smeets served as members of the Compensation Committee. None of such persons was, during the fiscal year, or was formerly, an officer or employee of the Company or any of its subsidiaries. There are no committee interlocks with other companies within the meaning of the Securities and Exchange Commission’s rules.

STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS

There were no stock options granted by the Company to the named executive officers during the fiscal year ended December 31, 2006, and no options were exercised by any of such persons. The following table sets forth information with respect to all unexercised options held by the named executive officers of the Company at December 31, 2006. All unexercised options are fully exercisable. References to SARs and similar instruments in the table below have been omitted as the Company has no such securities.

Unexercised Options and Fiscal Year End Option Values

	Number of	Value of
	Unexercised Options at	Unexercised In-the-Money Options
	Fiscal Year-End	at Fiscal Year-End(1)
Name	Exercisable	Exercisable

Charles E. Drimal, Jr.	697,500	$44,247,656
Beverly A. Cummings	70,000	$4,440,625

(1)	The average bid price of the Company’s Common Stock on December 31, 2006, as reported in the over-the-counter market, was $64.50.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. These include, but are not limited to, those matters under Statements on Auditing Standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board. The Company’s auditors do not perform financial information system design and implementation services, internal audit or tax services.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company’s independent auditors for 2007.

Audit Committee

Jan K. Smeets, Chairman
Matthias Eckenstein
Clint Hurt

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company is committed to observing sound, ethical principles in the conduct of its business and operations and by our officers and employees in the course of their duties. The Company has adopted a Code of Business Conduct and Ethics which is available at the Company’s web-site, www.primeenergy.com. These provisions are applicable to the Company’s operations and to its employees, including the Company’s principal executive officer and principal financial officer. Any amendments or waivers from the Code, to the extent applicable to the Company’s principal executive officers, will be posted on the Company’s web-site.

The Company believes that a majority of its Directors, and nominees, are “independent”, within the meaning of applicable regulatory standards.

SECTION 16(a) BENEFICIAL OWNER COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2006, all required reports were timely filed by such persons.

INDEPENDENT PUBLIC ACCOUNTANTS — FEES AND SERVICES

The Company engaged Pustorino, Puglisi & Co. LLP as the principal accountants for the Company with respect to the audit of the Company’s financial statements for the years ended December 31, 2005 and 2006. There were no disagreements with Pustorino, Puglisi & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Pustorino, Puglisi & Co. LLP are not expected to be present at the 2007 Annual Meeting of Stockholders, but will be available by speaker telephone during the Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer stockholders’ questions.

The audit fees for professional audit services provided by Pustorino, Puglisi & Co., LLP, for the audit of the Company’s annual financial statements for each of the years ended December 31, 2006, and December 31, 2005, were $107,700 and $85,000. No fees were billed, or paid by the Company for audit-related, tax or other services for the years ended December 31, 2006, or 2005.

STOCKHOLDERS’ PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2008 annual meeting, stockholder proposals must be received by the Company no later than December 28, 2007, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals to be brought before the 2008 annual meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-4, no later than March 13, 2008, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report of the Company for its fiscal year ended December 31, 2006, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2007 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

BY ORDER OF THE BOARD OF DIRECTORS

James F. Gilbert
Secretary

Stamford, Connecticut
April 27, 2007

PrimeEnergy Corporation

P  E  C        1

600.000000

C 0000001236 C O R

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01-Beverly A. Cummings	☐	☐
02-Charles E. Drimal, Jr.	☐	☐
03-Matthias Eckenstein	☐	☐
04-H. Gifford Fong	☐	☐

	For	Withhold
05-Thomas S. T. Gimbel	☐	☐
06-Clint Hurt	☐	☐
07-Jan K. Smeets	☐	☐

2.  In their discretion, the proxies appointed herein are
authorized to vote upon any other business as may properly
come before the meeting or any adjournments thereof.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X

0 0 3 5 2 1 1

Proxy — PrimeEnergy Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of PrimeEnergy Corporation (the “Company”), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 12, 2007, or in respect of which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held on Thursday, June 7, 2007, at 8:00 a.m., CDT, at the Hilton Midland Plaza, Midland, Texas, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY

(Continued and to be signed on reverse side.)